UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2021

HGR Liquidating Trust
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	85-6328984
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 5, 2021, Hines Global REIT San Antonio Retail I LP, a subsidiary of HGR Liquidating Trust, sold The Rim to Big V Acquisitions LLC. The Purchaser is not affiliated with HGR Liquidating Trust or its affiliates.

The contract sales price for The Rim was approximately $219.7 million, exclusive of credits, transaction costs, and closing prorations.

As described in the Current Report on Form 8-K filed by HGR Liquidating Trust on July 7, 2020, pursuant to an Agreement and Declaration of Trust, on June 30, 2020, Hines Global REIT, Inc. transferred all of its assets and liabilities to HGR Liquidating Trust and received units of beneficial interest in HGR Liquidating Trust (the “Units”) equal to the number of shares of Hines Global REIT, Inc.'s common stock outstanding as of June 30, 2020 (the "Transition"). Immediately thereafter, Hines Global REIT, Inc. distributed the Units pro rata to its stockholders such that one Unit was distributed for each share of Hines Global REIT, Inc.’s common stock and all stockholders of Hines Global REIT, Inc. became unitholders and beneficiaries of HGR Liquidating Trust. Accordingly, all references to "the Company," "we" and "our" in this Current Report on Form 8-K, including the pro forma financial information included in Item 9.01, mean Hines Global REIT, Inc. for periods prior to the Transition and mean HGR Liquidating Trust for periods subsequent to the Transition.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

HGR Liquidating Trust (the successor to Hines Global REIT, Inc.)

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of December 31, 2020
Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Period from July 1, 2020 through December 31, 2020
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2020
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HGR Liquidating Trust

May 11, 2021	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Financial Officer

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On May 5, 2021, Hines Global REIT San Antonio Retail I LP, a subsidiary of HGR Liquidating Trust, sold The Rim to Big V Acquisitions LLC (the “Purchaser”).

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of The Rim, as well as the effect of the dispositions of 25 Cabot, which the Company sold in August 2020 for a contract sales price of £380.0 million (approximately $498.8 million as of the date of the sale), exclusive of transaction costs, rent free adjustments (in respect of units which are currently under rent free periods) and closing prorations, and Riverside Center, which the Company sold in January 2020 for a contract sales price of $235.0 million, exclusive of transaction costs and closing prorations. In our opinion, all material adjustments necessary to reflect the effect of the above transaction have been made.

As noted in the Explanatory Note at the beginning of this Current Report on Form 8-K, all references to "the Company," "we" and "our" herein mean Hines Global REIT, Inc. for periods prior to June 30, 2020, when Hines Global REIT, Inc. transferred all of its assets and liabilities to HGR Liquidating Trust, and mean HGR Liquidating Trust for periods subsequent thereto.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of December 31, 2020
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Statement of Net Assets is presented assuming the disposition of The Rim had occurred as of December 31, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Net Assets should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets and Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Net Assets is not necessarily indicative of what the actual financial position would have been had we completed this transaction on December 31, 2020, nor does it purport to represent our future financial position.

	As of December 31, 2020 (a)	Adjustments for the disposition of The Rim (b)		Pro Forma
ASSETS
Investment property	$597,200	$(225,678)		$371,522
Cash and cash equivalents	27,316	216,718	(c)	244,034
Restricted cash	3,581	—		3,581
Derivative instruments	70	—		70
Tenant and other receivables	12,219	(4,036)		8,183
Other assets	2,802	(16)		2,786
Total assets	$643,188	$(13,012)		$630,176
LIABILITIES
Liabilities:
Accounts payable and accrued expenses	$8,825	$(6,359)		$2,466
Due to affiliates	2,348	2,189		4,537
Other liabilities	8,587	(1,781)		6,806
Liability for estimated costs in excess of estimated income	8,010	(7,935)		75
Note payable	65,668	—		65,668
Total liabilities	93,438	(13,886)		79,552

Minority Interest	44	—		44

Net assets in liquidation	$549,706	$874		$550,580

See notes to unaudited pro forma condensed consolidated financial statements.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Period from July 1, 2020 through December 31, 2020
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets is presented assuming the disposition of The Rim, as well as the effect of the disposition of 25 Cabot, had occurred as of July 1, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statement of Net Assets and Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets is not necessarily indicative of what the actual financial position would have been had we completed this transaction on July 1, 2020, nor does it purport to represent our future financial position.

	For the Period from July 1, 2020 through December 31, 2020 (a)	Adjustments for the disposition of The Rim (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma

Net assets in liquidation, beginning of period	$1,463,820	$—	$—	$1,463,820
Change in liquidation value of investments in real estate	(31,699)	(9,518)	(2,506)	(43,723)
Remeasurement of assets and liabilities, including costs in excess of estimated income	22,851	10,392	2,506	35,749
Net decrease in liquidation value	(8,848)	874	—	(7,974)
Liquidating distributions to unitholders	(905,266)	—	—	(905,266)
Changes in net assets in liquidation	(914,114)	874	—	(913,240)
Net assets in liquidation, end of period	$549,706	$874	$—	$550,580

See notes to unaudited pro forma condensed consolidated financial statements.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2020
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of The Rim, as well as the effect of the disposition of 25 Cabot and Riverside Center, had occurred as of January 1, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statement of Net Assets and Pro Forma Condensed Consolidated Statement of Changes in Net Assets appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2020. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2020, nor does it purport to represent our future operations.

	Six Months Ended June 30, 2020 (a)	Adjustments for the disposition of The Rim (b)	Prior Disposition Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$61,632	$(11,252)	$(17,877)	$32,503
Other revenue	1,047	(25)	(342)	680
Total revenues	62,679	(11,277)	(18,219)	33,183
Expenses:
Property operating expenses	19,560	(2,299)	(8,697)	8,564
Real property taxes	8,661	(2,776)	(265)	5,620
Property management fees	1,466	(293)	(173)	1,000
Asset management fees	10,762	(1,748)	(3,574)	5,440
General and administrative expenses	3,904	—	—	3,904
Impairment losses	18,591	—	—	18,591
Total expenses	62,944	(7,116)	(12,709)	43,119
Other income (expenses):
Gain (loss) on derivative instruments	20,416	—	—	20,416
Gain (loss) on sale of real estate investments	68,206	—	—	68,206
Foreign currency gains (losses)	(4,984)	—	—	(4,984)
Interest expense	(4,319)	—	1,827	(2,492)
Other income (expenses)	1,191	—	(4)	1,187
Income (loss) before benefit (provision) for income taxes	80,245	(4,161)	(3,687)	72,397
Benefit (provision) for income taxes	(2,922)	—	—	(2,922)
Net income (loss)	77,323	(4,161)	(3,687)	69,475
Net (income) loss attributable to noncontrolling interests	23	—	—	23
Net income (loss) attributable to common stockholders	$77,346	$(4,161)	$(3,687)	$69,498
Basic and diluted income (loss) per common share:	$0.29	$—	$—	$0.26
Weighted average number of common shares outstanding	264,131	—	—	264,131

See notes to unaudited pro forma condensed consolidated financial statements.

HGR LIQUIDATING TRUST (the successor to Hines Global REIT, Inc.)
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of December 31, 2020

(a)Reflects the Company's historical Condensed Consolidated Statement of Net Assets as of December 31, 2020.

(b)Amounts represent the adjustments necessary to remove the assets and liabilities associated with The Rim, and to add liabilities incurred due to the sale of the property. These adjustments also include the effect of the sales of The Rim outparcels which were sold separately in 2021.

(c)Reflects the proceeds received from the sale of The Rim, including the effect of the outparcel sales, which were sold separately in 2021.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets as of December 31, 2020

(a)Reflects the Company's historical Condensed Consolidated Statement of Changes in Net Assets as of December 31, 2020.

(b)Amounts represent the adjustments necessary to remove the effect of The Rim from the Condensed Consolidated Statement of Changes in Net Assets including the change in the liquidation value of investments in real estate and the remeasurement of assets and liabilities, including costs in excess of estimated income associated with The Rim.

(c)Reflects the Company’s disposition of 25 Cabot. Amounts represent the adjustments necessary to the effect of 25 Cabot from the Condensed Consolidated Statement of Changes in Net Assets including the change in the liquidation value of investments in real estate and the remeasurement of assets and liabilities, including costs in excess of estimated income associated with 25 Cabot.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2020

(a)Reflects the Company's historical Condensed Consolidated Statement of Operations for the six months ended June 30, 2020.

(b)Amounts represent the adjustments necessary to remove the historical revenues and expenses of The Rim, including property operating expenses, property taxes, property management fees, and asset management fees associated with The Rim. Such adjustments exclude the effect of the gain on sale, as this is a non-recurring transaction.

(c)Reflects the Company’s disposition of 25 Cabot and Riverside Center. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 25 Cabot and Riverside Center, including property operating expenses, property taxes, asset management fees, and other expenses associated with these properties. Such adjustments exclude the effect of the gain on sale, as these are non-recurring transactions.